UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: Corporate High Yield Fund VI, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund VI, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        Corporate High Yield
                                        Fund VI, Inc.

                                        Semi-Annual Report
                                        February 28, 2005

Corporate High Yield Fund VI, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund VI, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                   6-month     12-month
============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%      + 6.98%
--------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +21.18       +18.68
--------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26       + 2.43
--------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40       + 2.96
--------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53       +11.21
--------------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                               Sincerely,


                                               /s/ Robert C. Doll, Jr.

                                               Robert C. Doll, Jr.
                                               President and Director


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005           3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark Credit Suisse First Boston (CSFB) High Yield Index for the six-month period, reflecting the benefits of leverage in a strengthening high yield market, as well as the strong returns of several portfolio holdings.

How did the Fund perform during the period?

For the six-month period ended February 28, 2005, the Common Stock of Corporate High Yield Fund VI, Inc. had net annualized yields of 10.31% and 11.12%, based on a period-end per share net asset value of $15.66 and a per share market price of $14.52, respectively, and $.801 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.01%, based on a change in per share net asset value from $15.71 to $15.66, and assuming reinvestment of all distributions.

The Fund's return exceeded that of the high yield market, as measured by the CSFB High Yield Index, which returned +7.53% for the six-month period ended February 28, 2005. Fund performance slightly lagged its comparable Lipper category of High Current Yield Funds (Leveraged), which had an average return of +10.78% for the same period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What factors influenced the Fund's performance?

Investors were well compensated for taking risk in high yield investments during the past six months, despite an increasingly skittish and unforgiving market as the period ended. The high yield market, as measured by the CSFB High Yield Index, outperformed Treasury issues for the period, with the spread, or additional yield, paid for assuming more credit risk shrinking to an all-time narrow level of 3.07%, or 307 basis points.

The Fund's outperformance relative to the CSFB High Yield Index reflected the benefits of leverage in a strengthening high yield market, as well as the strong returns of several portfolio holdings. Bond prices of Trico Marine Services, Inc. a provider of supply boats for offshore drilling rigs; Calpine Corp., an independent power producer; Cincinnati Bell, Inc., a local telephone operator; and El Paso Coastal, a natural gas and energy company, rallied as prospects for improving earnings and strengthening financial profiles led investors to become more comfortable with these previously downtrodden names. Consistent with the more nervous market in January and February, bonds of manufacturing company EaglePicher Industries, Inc. plummeted on increasing concern about earnings deterioration, as did those of Merisant Co., manufacturer of the retail packets of sugar substitute, Equal, and its holding company, Tabletop Holdings, Inc. We monitor these holdings closely, and we believe there is adequate asset coverage to support our continued investment in these issues.

What changes were made to the portfolio during the period?

We continued to increase our holdings of convertible bonds to near 10% of portfolio holdings and floating rate securities to just over 8% of portfolio holdings. We continue to believe that convertible securities will add incremental performance to the Fund in an environment where high yield bonds appear to be fully valued, and that floating rate securities will cushion the


4          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005
downside in a rising interest rate environment. Convertible securities can be volatile, reflecting movements in the underlying stocks; therefore, we anticipate that our holdings will be subject to the same risks. However, we have attempted to mitigate that risk by choosing higher-quality issues and by purchasing bonds that are somewhat insulated from downside volatility while benefiting from rising stock prices.

Among the Fund's most significant convertible positions are Liberty Media Corp. (rated BBB-), which converts to shares of Time Warner, Inc. and Centerpoint Energy, Inc. (BBB-), a power distributor. During the period, we sold our position in Halliburton Co. convertible bonds for a solid profit and in Chiron Corp. for a modest loss, as we found the increasing risk of unfavorable events not consistent with the goals for our convertible holdings. We also sold our holdings in Mission Energy Holding Co., Kabel Deutschland GmbH and Insight Communications Co., Inc., as well as a portion of our holdings in Qwest Communications and a number of emerging market holdings. Substantial price increases left little upside potential for these bonds, and risk remains high.

The Fund's leverage position averaged 26.8% during the past six months. That is, the Fund borrowed the equivalent of 26.8% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of February 28, 2005, the Fund was 24.4% leveraged after borrowing $177.5 million at a cost of 2.6%. Over the last six months, the average amount borrowed was approximately $204.4 million, and the daily weighted average borrowing rate was 2.62%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Near term, the high yield market outlook is moderately favorable, despite volatile Treasury yields, uncertainty regarding the extent of anticipated Federal Reserve Board interest rate actions and "fallout" from the weak U.S. dollar. Again in 2005, we expect the high yield market to provide a highly competitive return within the fixed income sector, given favorable economic fundamentals and continuing low default rates. Our convertible holdings, floating rate securities and focus on the less interest rate-sensitive segment of the market should position us to benefit from this environment.

Our largest industry exposures at period-end were in utilities, chemicals and U.S. cable. Our utilities exposure represents an underweight position relative to the CSFB High Yield Index, as we like the fundamentals, but find the bonds rich. We have an overweight relative to the market in chemicals. A favorable pricing environment supports earnings prospects in our largely specialty chemical holdings, as well as in the more commodity-oriented chemical names. In U.S. cable, we also are somewhat more heavily weighted than the Index. In this sector, we have holdings that range from the "wired" cable companies to their "unwired" satellite competitors to content providers. The average credit rating for the Fund, like that of the CSFB High Yield Index, was single B at the close of the period.

Elizabeth M. Phillips
Vice President and Portfolio Manager

March 18, 2005


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005           5

Schedule of Investments                                        (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Aerospace &           $ 3,901,000   Alliant Techsystems, Inc., 3% due 8/15/2024 (a)(h)                       $   4,388,625
Defense--5.2%           3,500,000   CPI Holdco, Inc., 8.83% due 2/01/2015 (a)(c)                                 3,517,500
                        3,650,000   DRS Technologies, Inc., 6.875% due 11/01/2013 (a)                            3,832,500
                        1,600,000   Esterline Technologies Corp., 7.75% due 6/15/2013                            1,740,000
                        1,300,000   K&F Acquisition, Inc., 7.75% due 11/15/2014 (a)                              1,316,250
                        2,875,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (a)                        3,090,625
                        3,300,000   Titan Corp., 8% due 5/15/2011                                                3,547,500
                        4,050,000   Transdigm, Inc., 8.375% due 7/15/2011                                        4,303,125
                        2,800,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                           2,828,000
                                                                                                             -------------
                                                                                                                28,564,125
==========================================================================================================================
Airlines--2.4%          3,625,000   American Airlines, Inc. Series 2001-2, 7.80% due 4/01/2008                   3,245,166
                                    Continental Airlines, Inc.:
                        1,500,000         8% due 12/15/2005                                                      1,466,250
                        3,454,647         Series 1997-4-B, 6.90% due 1/02/2017                                   2,774,428
                          245,973         Series 1998-1-C, 6.541% due 9/15/2009                                    224,989
                        1,300,000         Series 1998-3, 7.25% due 11/01/2005                                    1,214,780
                        1,773,019         Series 2001-1 Class C, 7.033% due 6/15/2011                            1,480,258
                                    Delta Air Lines, Inc.:
                        2,150,000         7.90% due 12/15/2009                                                   1,010,500
                        3,260,000         2.875% due 2/18/2024 (a)(h)                                            1,682,975
                                                                                                             -------------
                                                                                                                13,099,346
==========================================================================================================================
Automotive--1.5%        3,025,000   Autocam Corp., 10.875% due 6/15/2014                                         2,904,000
                                    Metaldyne Corp.:
                        4,300,000         11% due 6/15/2012                                                      3,762,500
                        1,924,000         10% due 11/01/2013 (a)                                                 1,895,140
                                                                                                             -------------
                                                                                                                 8,561,640
==========================================================================================================================
Broadcasting--5.1%      4,325,000   Granite Broadcasting Corp., 9.75% due 12/01/2010                             4,141,187
                        2,225,000   Nextmedia Operating, Inc., 10.75% due 7/01/2011                              2,475,313
                                    Paxson Communications Corp.:
                        3,425,000         10.75% due 7/15/2008                                                   3,596,250
                          950,000         12.121* due 1/15/2009                                                    928,625
                        2,800,000   Radio One, Inc., 6.375% due 2/15/2013 (a)                                    2,856,000
                        5,250,000   Salem Communications Corp., 7.75% due 12/15/2010                             5,591,250
                        5,030,000   Sinclair Broadcast Group, Inc., 4.875% due 7/15/2018 (h)                     4,665,325
                        3,775,000   Young Broadcasting, Inc., 8.75% due 1/15/2014                                3,737,250
                                                                                                             -------------
                                                                                                                27,991,200
==========================================================================================================================
Cable--                 4,100,000   NTL Cable Plc, 7.66% due 10/15/2012 (a)(c)                                   4,228,125
International--0.8%
==========================================================================================================================
Cable--U.S.--9.3%       1,300,000   Adelphia Communications Corp., 6% due 2/15/2006 (b)(h)                         100,750
                          456,902   Avalon Cable LLC, 11.875% due 12/01/2008                                       475,749
                        3,450,000   CSC Holdings, Inc. Series B, 7.625% due 4/01/2011                            3,838,125
                        8,400,000   Century Cable Holdings LLC, Discretionary Term Loan, due12/31/2009 (e)       8,368,500
                        3,125,000   Century Communications Series B, 12.48%* due 1/15/2008 (b)                   1,960,937
                        8,000,000   Charter Communications Holdings LLC, 10% due 4/01/2009                       6,780,000
                        1,625,000   Charter Communications, Inc., 5.875% due 11/16/2009 (a)(h)                   1,592,500
                                    Intelsat Bermuda Ltd. (a):
                        4,200,000         7.805% due 1/15/2012 (c)                                               4,315,500
                        4,575,000         8.625% due 1/15/2015                                                   4,883,812
                        5,975,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (b)                                 4,443,906
                        6,225,000   Mediacom Broadband LLC, 11% due 7/15/2013                                    6,886,406
                          700,000   Mediacom LLC, 9.50% due 1/15/2013                                              729,750
                                    New Skies Satellites NV (a):
                        1,325,000         7.438% due 11/01/2011 (c)                                              1,389,594
                        1,825,000         9.125% due 11/01/2012                                                  1,898,000
                          325,000   Quebecor Media, Inc., 9.99%* due 7/15/2011                                     323,781
                        3,100,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (a)                     3,689,000
                                                                                                             -------------
                                                                                                                51,676,310
==========================================================================================================================


6          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Chemicals--9.1%       $ 2,434,000   BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (a)             $   2,811,270
                                    Crompton Corp.:
                        3,125,000         8.71% due 8/01/2010 (c)                                                3,390,625
                        2,225,000         9.875% due 8/01/2012                                                   2,514,250
                        3,355,000   Huntsman International LLC, 10.125% due 7/01/2009                            3,526,944
                        3,575,000   ISP Holdings, Inc. Series B, 10.625% due 12/15/2009                          3,896,750
                        3,225,000   Innophos, Inc., 8.875% due 8/15/2014 (a)                                     3,466,875
                        3,750,000   Millennium America, Inc., 7% due 11/15/2006                                  3,862,500
                                    Nalco Co.:
                          800,000         7.75% due 11/15/2011                                                     856,000
                        1,825,000         8.875% due 11/15/2013                                                  2,016,625
                        2,143,000   Nalco Finance Holdings, Inc., 9.11%* due 2/01/2014                           1,639,395
                        4,750,000   Omnova Solutions, Inc., 11.25% due 6/01/2010                                 5,082,500
                        1,200,000   PCI Chemicals Canada, Inc., 10% due 12/31/2008                               1,284,000
                        1,000,000   PQ Corp., 7.50% due 2/15/2013 (a)                                            1,036,250
                                    PolyOne Corp.:
                        4,475,000         10.625% due 5/15/2010                                                  5,101,500
                          675,000         8.875% due 5/01/2012                                                     752,625
                        3,171,000   Terra Capital, Inc., 11.50% due 6/01/2010                                    3,694,215
                        4,870,000   Wellman, Inc., Second Lien Term, due 2/10/2010 (e)                           5,131,763
                                                                                                             -------------
                                                                                                                50,064,087
==========================================================================================================================
Consumer--              2,275,000   Sealy Mattress Co., 8.25% due 6/15/2014                                      2,383,063
Durables--0.7%          1,300,000   Tempur-Pedic, Inc. and Tempur Production USA, Inc., 10.25% due 8/15/2010     1,482,000
                                                                                                             -------------
                                                                                                                 3,865,063
==========================================================================================================================
Consumer--                          Chattem, Inc.:
Non-Durables--2.4%      1,100,000         5.91% due 3/01/2010 (c)                                                1,122,000
                          950,000         7% due 3/01/2014                                                         978,500
                        1,925,000   Church & Dwight Co., Inc., 6% due 12/15/2012 (a)                             1,958,687
                        5,125,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                                 5,599,062
                        3,575,000   Samsonite Corp., 8.875% due 6/01/2011                                        3,852,063
                                                                                                             -------------
                                                                                                                13,510,312
==========================================================================================================================
Diversified             3,500,000   CBD Media, Inc., 8.625% due 6/01/2011                                        3,718,750
Media--7.0%             3,625,000   CanWest Media, Inc., 8% due 9/15/2012 (a)                                    3,905,938
                        2,856,000   Dex Media West LLC Series B, 9.875% due 8/15/2013                            3,277,260
                        4,300,000   Houghton Mifflin Co., 8.25% due 2/01/2011                                    4,536,500
                        9,300,000   Liberty Media Corp., 0.75% due 3/30/2023 (h)                                10,102,125
                                    Primedia, Inc.:
                        1,050,000         7.625% due 4/01/2008                                                   1,065,750
                        2,375,000         8.875% due 5/15/2011                                                   2,565,000
                                    Universal City Florida Holding Co. I/II (a):
                        1,850,000         7.493% due 5/01/2010 (c)                                               1,937,875
                        1,375,000         8.375% due 5/01/2010                                                   1,447,188
                          900,000   WDAC Subsidiary Corp., 8.375% due 12/01/2014 (a)                               915,750
                        5,474,000   Yell Finance BV, 9.79%* due 8/01/2011                                        5,460,315
                                                                                                             -------------
                                                                                                                38,932,451
==========================================================================================================================
Energy--Exploration &   4,250,000   Plains Exploration & Production Co. Series B, 8.75% due 7/01/2012            4,738,750
Production--0.9%
==========================================================================================================================
Energy--                2,125,000   Aventine Renewable Energy Holdings, Inc., 8.501% due 12/15/2011 (a)(c)       2,188,750
Other--3.7%             3,975,000   Dresser, Inc., 9.375% due 4/15/2011                                          4,293,000
                        1,127,000   Energy Corp. of America Series A, 9.50% due 5/15/2007                        1,125,591
                        2,250,000   Inergy LP, 6.875% due 12/15/2014 (a)                                         2,283,750
                        6,075,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                                    6,242,063
                        1,550,000   Star Gas Partners LP, 10.25% due 2/15/2013 (a)                               1,414,375
                        3,400,000   Trico Marine Services, Inc., 8.875% due 5/15/2012 (b)                        3,060,000
                                                                                                             -------------
                                                                                                                20,607,529
==========================================================================================================================
Financial--0.9%         4,625,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (a)                             5,041,250
==========================================================================================================================
Food & Drug--0.4%       2,250,000   Duane Reade, Inc., 7.01% due 12/15/2010 (a)(c)                               2,250,000
==========================================================================================================================


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005           7

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Food/Tobacco--5.2%                  Commonwealth Brands, Inc. (a):
                      $ 1,000,000         9.75% due 4/15/2008                                                $   1,070,000
                        4,750,000         10.625% due 9/01/2008                                                  5,058,750
                          950,000   Cosan SA Industria e Comercio, 9% due 11/01/2009 (a)                           988,000
                        4,475,000   Cott Beverages USA, Inc., 8% due 12/15/2011                                  4,805,031
                                    Del Monte Corp.:
                        1,950,000         8.625% due 12/15/2012                                                  2,174,250
                          800,000         6.75% due 2/15/2015 (a)                                                  822,000
                        3,725,000   Doane Pet Care Co., 10.75% due 3/01/2010                                     3,957,812
                        2,075,000   Merisant Co., 10.25% due 7/15/2013 (a)                                       1,836,375
                        3,475,000   New World Pasta Co., 9.25% due 2/15/2009 (b)                                   243,250
                        3,550,000   Smithfield Foods, Inc. Series B, 8% due 10/15/2009                           3,931,625
                        2,150,000   Tabletop Holdings, Inc., 12.25%* due 5/15/2014 (a)                             860,000
                        2,625,000   The Wornick Co., 10.875% due 7/15/2011                                       2,835,000
                                                                                                             -------------
                                                                                                                28,582,093
==========================================================================================================================
Gaming--6.7%            5,275,000   Boyd Gaming Corp., 8.75% due 4/15/2012                                       5,815,687
                        3,900,000   Caesars Entertainment, Inc., 7.875% due 3/15/2010                            4,387,500
                        3,100,000   Inn of the Mountain Gods Resort & Casino, 12% due 11/15/2010                 3,673,500
                        2,575,000   MGM Mirage, 9.75% due 6/01/2007                                              2,851,812
                        5,925,000   Majestic Star Casino LLC, 9.50% due 10/15/2010                               6,273,094
                        1,500,000   Penn National Gaming, Inc., 6.75% due 3/01/2015 (a)                          1,530,000
                        2,425,000   Pinnacle Entertainment, Inc., 8.25% due 3/15/2012                            2,588,688
                        4,350,000   Poster Financial Group, Inc., 8.75% due 12/01/2011                           4,627,313
                        4,400,000   Resorts International Hotel and Casino, Inc., 11.50% due 3/15/2009           5,192,000
                                                                                                             -------------
                                                                                                                36,939,594
==========================================================================================================================
Government--            2,075,000   Brazilian Government International Bond, 10.50% due 7/14/2014                2,430,862
Foreign--0.4%
==========================================================================================================================
Health Care--7.4%                   Alpharma, Inc.:
                        4,775,000         3% due 6/01/2006 (h)                                                   6,052,313
                        3,500,000         8.625% due 5/01/2011 (a)                                               3,570,000
                                    Elan Finance Plc (a):
                        3,100,000         6.49% due 11/15/2011 (c)                                               2,697,000
                        3,100,000         7.75% due 11/15/2011                                                   2,759,000
                                    Fisher Scientific International:
                        3,871,000         8.125% due 5/01/2012                                                   4,248,422
                        1,000,000         8% due 9/01/2013                                                       1,112,500
                        6,150,000   Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008                6,580,500
                        4,625,000   Healthsouth Corp., 8.375% due 10/01/2011                                     4,844,687
                        2,400,000   Select Medical Corp., 7.625% due 2/01/2015 (a)                               2,481,000
                        4,425,000   U.S. Oncology, Inc., 9% due 8/15/2012 (a)                                    4,834,313
                        1,575,000   Vanguard Health Holding Co. II LLC, 9% due 10/01/2014                        1,732,500
                                                                                                             -------------
                                                                                                                40,912,235
==========================================================================================================================
Housing--3.8%           2,725,000   Asia Aluminum Holdings Ltd., 8% due 12/23/2011 (a)                           2,759,062
                                    Building Materials Corp. of America:
                        2,500,000         8% due 10/15/2007                                                      2,587,500
                        8,750,000         8% due 12/01/2008                                                      9,034,375
                                    Goodman Global Holding Co., Inc. (a):
                          775,000         5.76% due 6/15/2012 (c)                                                  794,375
                        2,825,000         7.875% due 12/15/2012                                                  2,761,437
                        2,525,000   Texas Industries, Inc., 10.25% due 6/15/2011                                 2,929,000
                                                                                                             -------------
                                                                                                                20,865,749
==========================================================================================================================
Information             2,600,000   Advanced Micro Devices, Inc., 7.75% due 11/01/2012 (a)                       2,652,000
Technology--5.1%                    Amkor Technology, Inc.:
                          975,000         9.25% due 2/15/2008                                                      955,500
                        3,225,000         7.125% due 3/15/2011                                                   2,805,750
                        4,950,000   Cypress Semiconductor Corp., 1.25% due 6/15/2008 (h)                         5,618,250
                        3,200,000   Freescale Semiconductor, Inc., 5.41% due 7/15/2009 (c)                       3,340,000
                        1,050,000   MagnaChip SemiConductor SA, 5.78% due 12/15/2011 (a)(c)                      1,081,500
                        3,130,000   Quantum Corp., 4.375% due 8/01/2010 (h)                                      3,063,488


8          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Information           $   950,000   TTI Holding Corp., 8.875% due 3/01/2013 (a)                              $     980,875
Technology              1,925,000   UGS Corp., 10% due 6/01/2012 (a)                                             2,175,250
(concluded)             5,600,000   Viasystems, Inc., 10.50% due 1/15/2011                                       5,516,000
                                                                                                             -------------
                                                                                                                28,188,613
==========================================================================================================================
Leisure--2.0%                       Felcor Lodging LP:
                        4,850,000         6.874% due 6/01/2011 (c)                                               5,147,062
                        2,500,000         9% due 6/01/2011                                                       2,828,125
                        1,250,000   Intrawest Corp., 7.50% due 10/15/2013                                        1,326,562
                        1,625,000   True Temper Sports, Inc., 8.375% due 9/15/2011                               1,564,063
                                                                                                             -------------
                                                                                                                10,865,812
==========================================================================================================================
Manufacturing--6.3%     1,275,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                                 1,294,125
                        1,575,000   EaglePicher Holdings, Inc., Tranche B Term Loan, due 8/07/2009 (e)           1,572,374
                        6,050,000   EaglePicher Industries, Inc., 9.75% due 9/01/2013                            4,961,000
                        5,700,000   Invensys Plc, 9.875% due 3/15/2011 (a)                                       6,156,000
                        4,175,000   Johnsondiversey, Inc. Series B, 9.625% due 5/15/2012                         4,676,000
                        2,000,000   Mueller Group, Inc., 10% due 5/01/2012                                       2,200,000
                        1,500,000   Rexnord Corp., 10.125% due 12/15/2012                                        1,695,000
                        2,875,000   Superior Essex Communications LLC, 9% due 4/15/2012                          3,061,875
                        5,150,000   Trimas Corp., 9.875% due 6/15/2012                                           5,330,250
                        2,550,000   Tyco International Group SA, 2.75% due 1/15/2018 (h)                         3,777,188
                                                                                                             -------------
                                                                                                                34,723,812
==========================================================================================================================
Metal--Other--1.9%      3,050,000   Century Aluminum Co., 7.50% due 8/15/2014 (a)                                3,278,750
                        3,250,000   Foundation PA Coal Co., 7.25% due 8/01/2014                                  3,445,000
                        3,450,000   Novelis, Inc., 7.25% due 2/15/2015 (a)                                       3,570,750
                                                                                                             -------------
                                                                                                                10,294,500
==========================================================================================================================
Packaging--4.7%         2,225,000   Consolidated Container Co. LLC, 10.75%* due 6/15/2009                        1,946,875
                        1,250,000   Crown European Holdings SA, 10.875% due 3/01/2013                            1,484,375
                        5,550,000   Owens-Brockway, 8.875% due 2/15/2009                                         5,994,000
                                    Pliant Corp.:
                        3,875,000         11.125%* due 6/15/2009                                                 3,642,500
                        2,200,000         13% due 6/01/2010                                                      2,150,500
                                    Tekni-Plex, Inc.:
                        3,900,000         12.75% due 6/15/2010                                                   3,471,000
                          650,000         8.75% due 11/15/2013 (a)                                                 637,000
                                    U.S. Can Corp.:
                        1,625,000         10.875% due 7/15/2010                                                  1,755,000
                        3,675,000         12.375% due 10/01/2010                                                 3,583,125
                        1,150,000   Wise Metals Group LLC, 10.25% due 5/15/2012                                  1,173,000
                                                                                                             -------------
                                                                                                                25,837,375
==========================================================================================================================
Paper--6.4%             5,875,000   Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (c)                          6,051,250
                                    Ainsworth Lumber Co. Ltd. (a):
                        3,250,000         6.30% due 10/01/2010 (c)                                               3,347,500
                        1,875,000         7.25% due 10/01/2012                                                   1,921,875
                          450,000   Boise Cascade LLC, 5.535% due 10/15/2012 (a)(c)                                464,625
                        5,200,000   Bowater, Inc., 5.49% due 3/15/2010 (c)                                       5,369,000
                        3,450,000   Caraustar Industries, Inc., 9.875% due 4/01/2011                             3,777,750
                                    Graphic Packaging International Corp.:
                        1,875,000         8.50% due 8/15/2011                                                    2,039,062
                        2,050,000         9.50% due 8/15/2013                                                    2,321,625
                        3,125,000   JSG Funding Plc, 9.625% due 10/01/2012                                       3,460,938
                        1,500,000   Jefferson Smurfit Corp. US, 8.25% due 10/01/2012                             1,620,000
                                    Norske Skog Canada Ltd.:
                        1,000,000         7.375% due 3/01/2014                                                   1,050,000
                        2,000,000         Series D, 8.625% due 6/15/2011                                         2,140,000
                        1,716,000   Western Forest Products, Inc., 15% due 7/28/2009 (a)(f)                      1,870,677
                                                                                                             -------------
                                                                                                                35,434,302
==========================================================================================================================
Retail--0.4%            2,125,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014                                  2,178,125
==========================================================================================================================


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005           9

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Services--6.1%        $ 3,600,000   Allied Waste North America Series B, 8.875% due 4/01/2008                $   3,879,000
                        1,823,000   Coinmach Corp., 9% due 2/01/2010                                             1,905,035
                        4,500,000   Corrections Corp. of America, 7.50% due 5/01/2011                            4,770,000
                        1,750,000   Knowledge Learning Corp., Inc., 7.75% due 2/01/2015 (a)                      1,758,750
                        1,550,000   MSW Energy Holdings II LLC, 7.375% due 9/01/2010                             1,619,750
                        2,400,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                                 2,616,000
                        5,125,000   United Rentals North America, Inc., 7.75% due 11/15/2013                     5,137,813
                        5,150,000   Waste Services, Inc., 9.50% due 4/15/2014 (a)                                5,291,625
                                    Williams Scotsman, Inc.:
                        6,100,000         9.875% due 6/01/2007                                                   6,115,250
                          650,000         10% due 8/15/2008                                                        710,125
                                                                                                             -------------
                                                                                                                33,803,348
==========================================================================================================================
Steel--0.1%               700,000   Ucar Finance, Inc., 10.25% due 2/15/2012                                       778,750
==========================================================================================================================
Telecommunications--                ADC Telecommunications, Inc. (h):
5.2%                    4,000,000         1% due 6/15/2008                                                       3,760,000
                        1,025,000         3.065% due 6/15/2013 (c)                                                 986,563
                        2,726,000   Alaska Communications Systems Holdings, Inc., 9.875% due 8/15/2011           2,950,895
                        4,625,000   Cincinnati Bell, Inc., 8.375% due 1/15/2014                                  4,781,094
                        5,100,000   LCI International, Inc., 7.25% due 6/15/2007                                 4,972,500
                          600,000   Qwest Capital Funding, Inc., 7.25% due 2/15/2011                               588,000
                        1,600,000   Terremark Worldwide, Inc., 9% due 6/15/2009 (a)(h)                           1,484,000
                        1,450,000   Time Warner Telecom Holdings, Inc., 6.794% due 2/15/2011 (c)                 1,504,375
                        6,375,000   Time Warner Telecom, Inc., 10.125% due 2/01/2011                             6,518,438
                        1,300,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                                 1,329,250
                                                                                                             -------------
                                                                                                                28,875,115
==========================================================================================================================
Transportation--1.2%    3,050,000   Laidlaw International, Inc., 10.75% due 6/15/2011                            3,496,062
                        2,500,000   Teekay Shipping Corp., 8.875% due 7/15/2011                                  2,881,250
                                                                                                             -------------
                                                                                                                 6,377,312
==========================================================================================================================
Utility--11.4%                      The AES Corp.:
                        5,048,000         8.50% due 11/01/2007                                                   5,123,720
                        4,000,000         9.375% due 9/15/2010                                                   4,660,000
                       11,675,000   Calpine Canada Energy Finance Ulc, 8.50% due 5/01/2008                       8,756,250
                                    Calpine Corp.:
                        2,375,000         8.25% due 8/15/2005                                                    2,398,750
                        1,625,000         8.75% due 7/15/2007                                                    1,365,000
                        7,550,000   Centerpoint Energy, Inc., 3.75% due 5/15/2023 (h)                            8,607,000
                        3,435,000   ESI Tractebel Acquisition Corp. Series B, 7.99% due 12/30/2011               3,638,744
                        3,125,000   Edison Mission Energy, 9.875% due 4/15/2011                                  3,734,375
                        3,825,000   El Paso CGP Co., 7.75% due 6/15/2010                                         4,025,813
                                    Nevada Power Co.:
                        1,150,000         9% due 8/15/2013                                                       1,328,250
                        3,750,000         Series A, 8.25% due 6/01/2011                                          4,284,375
                        1,575,000         Series E, 10.875% due 10/15/2009                                       1,799,438
                        2,750,000   Reliant Energy, Inc., 6.75% due 12/15/2014                                   2,729,375
                        3,950,000   Sierra Pacific Power Co. Series A, 8% due 6/01/2008                          4,295,625
                          875,000   Sierra Pacific Resources, 8.625% due 3/15/2014                                 966,875
                        1,650,000   Southern Natural Gas Co., 8.875% due 3/15/2010                               1,827,375
                        3,450,000   Texas Genco LLC, 6.875% due 12/15/2014 (a)                                   3,682,875
                                                                                                             -------------
                                                                                                                63,223,840
==========================================================================================================================
Wireless                3,300,000   Centennial Cellular Operating Co., 10.125% due 6/15/2013                     3,828,000
Communications--        4,875,000   Crown Castle International Corp., 9.375% due 8/01/2011                       5,411,250
4.4%                    1,600,000   Iwo Escrow Co., 6.32% due 1/15/2012 (a)(c)                                   1,656,000
                                    Rogers Wireless Communications, Inc.:
                          600,000         5.525% due 12/15/2010 (c)                                                633,000
                          250,000         8% due 12/15/2012                                                        270,938
                        5,600,000         6.375% due 3/01/2014                                                   5,747,000
                        1,075,000   Rural Cellular Corp., 6.99% due 3/15/2010 (c)                                1,128,750


10         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Wireless              $ 2,250,000   SBA Communications Corp., 8.50% due 12/01/2012 (a)                       $   2,430,000
Communications          3,450,000   SBA Telecommunications, Inc., 7.43%* due 12/15/2011                          3,018,750
(concluded)                                                                                                  -------------
                                                                                                                24,123,688
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Corporate Bonds (Cost--$679,533,282)--128.1%          707,565,313
==========================================================================================================================

                           Shares
                             Held   Common Stocks
==========================================================================================================================
Airlines--0.2%            133,624   ABX Air, Inc. (g)                                                            1,077,009
==========================================================================================================================
Cable--                   288,254   Telewest Global, Inc. (g)                                                    4,810,959
International--0.9%
==========================================================================================================================
Paper--0.1%                78,039   Western Forest Products, Inc. (a)(g)                                           501,552
==========================================================================================================================
Telecommunications--       27,927   MCI, Inc.                                                                      635,339
0.1%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Common Stocks (Cost--$4,171,638)--1.3%                  7,024,859
==========================================================================================================================

                                    Preferred Stocks
==========================================================================================================================
Automotive--1.0%          230,000   General Motors Corp. Series C (h)                                            5,630,400
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Preferred Stocks (Cost--$5,748,900)--1.0%               5,630,400
==========================================================================================================================

                                    Warrants (d)
==========================================================================================================================
Health Care--0.0%          54,577   HealthSouth Corp. (expires 1/16/2014)                                          136,443
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Warrants (Cost--$0)--0.0%                                 136,443
==========================================================================================================================
Total Investments (Cost--$689,453,820**)--130.4%                                                               720,357,015

Liabilities in Excess of Other Assets--(30.4%)                                                                (167,781,396)
                                                                                                             -------------
Net Assets--100.0%                                                                                           $ 552,575,619
                                                                                                             =============

* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $690,298,765
                                                                   ============
      Gross unrealized appreciation ..........................     $ 37,976,555
      Gross unrealized depreciation ..........................       (7,918,305)
                                                                   ------------
      Net unrealized appreciation ............................     $ 30,058,250
                                                                   ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(c)   Floating rate note.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate. Corporate loans represent 2.7% of the Fund's net assets.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g)   Non-income producing security.
(h)   Convertible security.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series 1                        $(6,541,525)       $4,053
      --------------------------------------------------------------------------


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          11

Schedule of Investments (concluded)                            (in U.S. dollars)

      Swaps outstanding as of February 28, 2005 were as follows:

      -------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Depreciation
      -------------------------------------------------------------------------
      Sold a credit default protection on
       Dow Jones CDX North America
       Series 3 High Yield Single B and
       receive 4%

      Broker, Morgan Stanley Capital
       Services Inc.
       Expires December 2009                           $4,800,000      $(12,000)

      Sold a credit default protection on
       Dow Jones CDX North America
       Series 3 High Yield Single B and
       receive 4%

      Broker, JPMorgan Chase Bank
       Expires December 2009                           $3,200,000        (8,000)
      -------------------------------------------------------------------------
      Total                                                            $(20,000)
                                                                       ========

      Financial futures contracts sold as of February 28, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration        Face          Unrealized
      Contracts      Issue               Date           Value       Appreciation
      --------------------------------------------------------------------------
       80            Ten-Year            March
                     U.S. Treasury       2005
                     Notes                           $9,067,277       $197,277
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Statement of Assets, Liabilities and Capital

As of February 28, 2005
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$689,453,820) ..............................................                    $720,357,015
                       Swap premiums paid ................................................                         237,296
                       Receivables:
                          Interest .......................................................    $ 13,180,508
                          Securities sold ................................................       1,983,968
                          Swaps ..........................................................          63,111
                          Variation margin ...............................................          42,500
                          Dividends ......................................................          11,171      15,281,258
                                                                                              ------------
                       Prepaid expenses ..................................................                          17,710
                                                                                                              ------------
                       Total assets ......................................................                     735,893,279
                                                                                                              ------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                       Loans .............................................................                     173,300,000
                       Unrealized depreciation on swaps ..................................                          20,000
                       Payables:
                          Securities purchased ...........................................       5,122,043
                          Custodian bank .................................................       4,074,159
                          Dividends to shareholders ......................................         323,673
                          Investment adviser .............................................         308,613
                          Interest on loans ..............................................          74,241
                          Other affiliates ...............................................           4,955       9,907,684
                                                                                              ------------
                       Accrued expenses and other liabilities ............................                          89,976
                                                                                                              ------------
                       Total liabilities .................................................                     183,317,660
                                                                                                              ------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                       Net Assets ........................................................                    $552,575,619
                                                                                                              ============
==========================================================================================================================
Capital
--------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized .......                    $  3,528,198
                       Paid-in capital in excess of par ..................................                     501,434,012
                       Undistributed investment income--net ..............................    $  3,430,491
                       Undistributed realized capital gains--net .........................      13,102,446
                       Unrealized appreciation--net ......................................      31,080,472
                                                                                              ------------
                       Total accumulated earnings--net ...................................                      47,613,409
                                                                                                              ------------
                       Total--Equivalent to $15.66 per share based on 35,281,981 shares of
                        capital stock outstanding (market price--$14.52) .................                    $552,575,619
                                                                                                              ============

      See Notes to Financial Statements.


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          13

Statement of Operations

For the Six Months Ended February 28, 2005
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                       Interest (including $4,053 from affiliates) .......................                    $ 30,854,117
                       Dividends .........................................................                         179,688
                       Other .............................................................                          31,390
                                                                                                              ------------
                       Total income ......................................................                      31,065,195
                                                                                                              ------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $  2,656,609
                       Loan interest expense .............................................       2,413,846
                       Borrowing costs ...................................................         175,972
                       Accounting services ...............................................          95,113
                       Professional fees .................................................          63,808
                       Transfer agent fees ...............................................          31,303
                       Custodian fees ....................................................          21,903
                       Printing and shareholder reports ..................................          20,824
                       Listing fees ......................................................          13,938
                       Pricing services ..................................................          13,419
                       Directors' fees and expenses ......................................          12,085
                       Other .............................................................          18,921
                                                                                              ------------
                       Total expenses ....................................................                       5,537,741
                                                                                                              ------------
                       Investment income--net ............................................                      25,527,454
                                                                                                              ------------
==========================================================================================================================
Realized & Unrealized Gain--Net
--------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ...............................................      16,128,958
                          Swaps--net .....................................................         169,418      16,298,376
                                                                                              ------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net ...............................................       9,001,028
                          Futures contracts and swaps--net ...............................         177,277       9,178,305
                                                                                              ----------------------------
                       Total realized and unrealized gain--net ...........................                      25,476,681
                                                                                                              ------------
                       Net Increase in Net Assets Resulting from Operations ..............                    $ 51,004,135
                                                                                                              ============

      See Notes to Financial Statements.


14         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Statements of Changes in Net Assets

                                                                                              For the Six       For the
                                                                                              Months Ended     Year Ended
                                                                                              February 28,     August 31,
Increase (Decrease) in Net Assets:                                                                2005            2004
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $ 25,527,454    $ 52,783,189
                       Realized gain--net ................................................      16,298,376      21,577,039
                       Change in unrealized appreciation (depreciation)--net .............       9,178,305      23,571,047
                                                                                              ----------------------------
                       Net increase in net assets resulting from operations ..............      51,004,135      97,931,275
                                                                                              ----------------------------
==========================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................     (28,176,543)    (50,276,838)
                       Realized gain--net ................................................     (24,641,888)       (852,413)
                                                                                              ----------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ....................................     (52,818,431)    (51,129,251)
                                                                                              ----------------------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...........................      (1,814,296)     46,802,024
                       Beginning of period ...............................................     554,389,915     507,587,891
                                                                                              ----------------------------
                       End of period* ....................................................    $552,575,619    $554,389,915
                                                                                              ============================
                        * Undistributed investment income--net ...........................    $  3,430,491    $  6,079,580
                                                                                              ============================

      See Notes to Financial Statements.


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          15

Statement of Cash Flows

For the Six Months Ended February 28, 2005
==========================================================================================================
Cash Provided by Operating Activities
----------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations .............    $  51,004,135
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables .......................................        1,750,449
                          Increase in other liabilities .................................        4,381,961
                          Realized and unrealized gain--net .............................      (25,476,681)
                          Realized gain on swaps ........................................          169,418
                          Amortization of discount ......................................       (1,373,277)
                       Proceeds from sales and paydown of long-term investments .........      249,947,132
                       Purchases of long-term investments ...............................     (201,688,829)
                       Proceeds from sales and maturities of short-term investments--net         6,541,525
                                                                                             -------------
                       Net cash provided by operating activities ........................       85,255,833
                                                                                             -------------
==========================================================================================================
Cash Used for Financing Activities
----------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ....................................      165,100,000
                       Cash payments on borrowings ......................................     (198,900,000)
                       Dividends and distributions paid to shareholders .................      (52,839,716)
                                                                                             -------------
                       Net cash used for financing activities ...........................      (86,639,716)
                                                                                             -------------
==========================================================================================================
Cash
----------------------------------------------------------------------------------------------------------
                       Net decrease in cash .............................................       (1,383,883)
                       Cash at beginning of period ......................................        1,383,883
                                                                                             -------------
                       Cash at end of period ............................................    $          --
                                                                                             =============
==========================================================================================================
Cash Flow Information
----------------------------------------------------------------------------------------------------------
                       Cash paid for interest ...........................................    $   2,422,134
                                                                                             =============

      See Notes to Financial Statements.


16         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Financial Highlights

                                                                                 For the Six        For the    For the Period
                                                                                 Months Ended      Year Ended   May 30, 2003+
The following per share data and ratios have been derived                        February 28,      August 31,   to August 31,
from information provided in the financial statements.                               2005             2004           2003
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period .........................   $     15.71      $     14.39     $     14.33
                                                                                 --------------------------------------------
                   Investment income--net ....................................           .73             1.50             .30
                   Realized and unrealized gain (loss)--net ..................           .72             1.27            (.03)
                                                                                 --------------------------------------------
                Total from investment operations .............................          1.45             2.77             .27
                                                                                 --------------------------------------------
                Less dividends and distributions:
                   Investment income--net ....................................          (.80)           (1.43)           (.20)
                   Realized gain--net ........................................          (.70)            (.02)             --
                                                                                 --------------------------------------------
                Total dividends and distributions ............................         (1.50)           (1.45)           (.20)
                                                                                 --------------------------------------------
                Offering costs resulting from the issuance of Common Stock ...            --               --            (.01)
                                                                                 --------------------------------------------
                Net asset value, end of period ...............................   $     15.66      $     15.71     $     14.39
                                                                                 ============================================
                Market price per share, end of period ........................   $     14.52      $     14.52     $     13.61
                                                                                 ============================================
=============================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ...........................         10.01%@          20.70%           1.91%@
                                                                                 ============================================
                Based on market price per share ..............................         10.37%@          17.95%          (7.92%)@
                                                                                 ============================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver and excluding interest expense .......          1.12%*           1.09%            .45%*
                                                                                 ============================================
                Expenses, net of waiver ......................................          1.99%*           1.56%            .52%*
                                                                                 ============================================
                Expenses .....................................................          1.99%*           1.57%            .91%*
                                                                                 ============================================
                Investment income--net .......................................          9.18%*           9.76%           8.22%*
                                                                                 ============================================
=============================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------
                Amount of borrowings outstanding, end of period (in thousands)   $   173,300      $   207,100     $   113,300
                                                                                 ============================================
                Average amount of borrowings outstanding during the period
                 (in thousands) ..............................................   $   204,386      $   178,605     $    24,585
                                                                                 ============================================
                Average amount of borrowings outstanding per share during the
                 period*** ...................................................   $      5.79      $      5.06     $       .71
                                                                                 ============================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) .....................   $   552,576      $   554,390     $   507,588
                                                                                 ============================================
                Portfolio turnover ...........................................         25.65%           81.43%          59.69%
                                                                                 ============================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          17

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund VI, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol HYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the


18         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005
      liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          19

Notes to Financial Statements (concluded)

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .70% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $5,813 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2005.

For the six months ended February 28, 2005, the Fund reimbursed FAM $5,906 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2005 were $193,906,028 and $237,825,313, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

5. Short-Term Borrowings:

The Fund has entered into a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The credit facility has a maximum limit of $250,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 2.62% and the average borrowing was approximately $204,386,000 for the six months ended February 28, 2005.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.121000 per share on March 31, 2005 to shareholders of record on March 15, 2005.


20         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Portfolio Information

                                                                                                                          Percent of
As of February 28, 2005                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                       Sierra Pacific Resources is the holding company for two utilities,
                                                Nevada Power Company and Sierra Pacific Power Company. Both utilities
                                                primarily serve the State of Nevada.                                            1.8%
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corp.*                                  Calpine owns, develops and operates power generation facilities, as well as sells electricity in the United States. The company also provides
                                                thermal energy for industrial customers.                                        1.8
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*            Building Materials is a manufacturer of residential roofing products,
                                                with Timberline as its major brand.                                             1.6
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*                  Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Cable subsidiary that have
                                                continued to pay interest through the bankruptcy proceedings.                   1.4
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.                             These convertible bonds are an obligation of Liberty Media, but upon conversion are exchangeable into shares of media giant Time Warner
                                                common stock.                                                                   1.4
------------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                                  AES is a worldwide power producer with operations in the United States,
                                                Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct
                                                distribution business to end users.                                             1.4
------------------------------------------------------------------------------------------------------------------------------------
Alpharma, Inc.*                                 Alpharma manufactures generic and proprietary human pharmaceutical and animal health products. Products include liquid and topical pharmaceuticals, specialty antibiotics, animal health feed additives for
                                                poultry and livestock, as well as vaccines for farmed fish.                     1.3
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom*                            Time Warner Telecom offers local telephone service and a wide range of telephony products to large- and medium-sized businesses in selected
                                                metropolitan areas. The company operates a fiber optic network.                 1.3
------------------------------------------------------------------------------------------------------------------------------------
Intelsat*                                       Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet
                                                communications to over 200 countries and territories.                           1.3
------------------------------------------------------------------------------------------------------------------------------------
Charter Communications*                         Controlled by Microsoft co-founder Paul Allen, Charter is a provider of
                                                cable television services throughout the United States.                         1.3
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Utility ..........................................................         11.4%
Cable--U.S. ......................................................          10.0
Chemicals ........................................................          9.1
Health Care ......................................................          7.4
Diversified Media ................................................          7.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ..........................................................          3.1%
BB/Ba ............................................................         17.8
B/B ..............................................................         58.7
CCC/Caa ..........................................................         14.2
CC/Ca ............................................................          0.4
NR (Not Rated) ...................................................          4.0
Other* ...........................................................          1.8
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks and warrants.

                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ...........................................................          8.1%
Bermuda ..........................................................          2.2
Brazil ...........................................................          1.6
Norway ...........................................................          1.1
Luxembourg .......................................................          0.8
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.6 years
--------------------------------------------------------------------------------


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          21

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYT

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of Corporate High Yield Fund VI, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


22         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 28, 2005          23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund VI, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund VI, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund VI, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #COYVI -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund VI, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund VI, Inc.

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund VI, Inc.

Date: April 22, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund VI, Inc.

Date: April 22, 2005